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                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT, dated as of ___________, 200__ (this "Agreement"), is by and among the following:

     (i)    AirGate PCS, Inc., a Delaware corporation ("Public");

     (ii) Blackstone/iPCS L.L.C., a Delaware limited liability company, Blackstone iPCS Capital Partners L.P., a Delaware limited partnership, and Blackstone Communications Partners I L.P., a Delaware limited partnership (collectively and including successors, assigns and Transferees thereof, "Blackstone");

     (iii) TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust IV, TCW Shared Opportunity Fund II, Shared Opportunity Fund IIB, L.L.C. and TCW Shared Opportunity Fund III, L.P. (collectively and including successors, assigns and Transferees, "TCW");

     (iv)   Geneseo Communications, Inc., an Illinois corporation ("Geneseo");

     (v)    Cambridge Telcom, Inc., an Illinois corporation ("Cambridge");

     (vi)   Cass Communications, Inc., an Illinois corporation ("Cass");

     (vii) Technology Group, LLC, an Illinois limited liability company ("Technology");

     (viii) Montrose Mutual PCS, Inc., an Illinois corporation ("Montrose");

     (ix)   Gridley Enterprises, Inc., an Illinois corporation ("Gridley"); and

     (x) Timothy M. Yager, an individual, and Kelly M. Yager, an individual (collectively, the "Yagers").

     Blackstone, TCW, Geneseo, Cambridge, Cass, Technology, Montrose, Gridley and the Yagers are referred to herein collectively as the "Holders."

     WHEREAS, Public is a party to an Agreement and Plan of Merger, dated as of August 28, 2001 (the "Merger Agreement"), by and between Public and iPCS, Inc., a Delaware corporation (the "Company"), which provides for the merger of Merger Sub with and into the Company (the "Merger");

     WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into the Company with the Company being the surviving corporation (the "Merger"), and the beneficial owners of shares of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") will receive shares of Public Common Stock (as defined below) at the effective time of the Merger in accordance with the terms of the Merger Agreement;
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     WHEREAS, as a result of the Merger, the Holders will be beneficial owners of Public Common Stock;

     WHEREAS, Public has agreed to provide certain registration rights to the Holders with respect to their shares of Public Common Stock upon the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.   Definitions.  As used in this Agreement, the following terms shall have the
     -----------
following respective meanings:

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "Governmental Entity" shall mean any court, department, body, board, bureau, administrative agency or commission or other governmental authority or instrumentality.

     "Person" shall mean an individual, corporation, limited liability company, association, partnership, group (as defined in Section 13(d)(3) of the Exchange
Act), trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof or any other entity of any nature whatsoever.

     "Public Common Stock" shall mean the common shares, par value $0.01 per share, of Public and any securities issued or distributed in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

     "Public Common Stock Equivalents" shall mean any stock, warrants, rights, calls, options, debt or other securities exchangeable or exercisable for or convertible into Public Common Stock.

     "Public Shelf Registration Statement" shall have the meaning set forth in the Merger Agreement.

     "Registrable Securities" shall mean any shares of Public Common Stock and any shares of Public Common Stock owned or to be acquired upon conversion, exercise or exchange of Public Common Stock Equivalents, in each case now or hereafter owned by the Holders (exclusive of any shares acquired in the open market or in a bi-lateral transaction involving such Holder and a third-party (other than another Holder)). As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the applicable Holder of such securities has become effective under the Securities Act and such securities have been disposed of in

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

accordance with such registration statement, (ii) such securities have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) with respect to any Holder, all such Registrable Securities held by such Holder can be resold pursuant to Rule 144(k) (or any successor provision) under the Securities Act, (iv) such securities have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer have been delivered by Public and subsequent disposition of such securities does not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or (v) such securities have ceased to be outstanding.

     "Registration Expenses" shall mean all expenses incident to Public's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or national market system, fees and disbursements of counsel for Public and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), securities laws liability insurance (if Public so desires), the fees and disbursements of underwriters (including, without limitation, all fees and expenses of any "qualified independent underwriter" required by the rules of the
NASD) customarily paid by issuers or sellers of securities in public equity offerings (excluding, for the sake of clarity, the fees and expenses of counsel), the expenses customarily borne by the issuers of securities in a "road show" presentation to potential investors, the reasonable fees and expenses of any special experts retained by Public in connection with such registration, fees and expenses of other persons retained by Public (but not including any underwriting discounts or commissions (which shall be paid or borne by the selling Holder) or transfer taxes, if any, attributable to the sale of Registrable Securities) and other reasonable out-of-pocket expenses of the Holder.

     "S-4 Registration Statement" shall have the meaning set forth in the Merger Agreement.

     "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "Sprint Warrant" shall mean the warrant to purchase 1,151,938 shares of Company Common Stock issued to Sprint Spectrum L.P. and assumed by Public pursuant to Section 1.6 of the Merger Agreement.

     "Transferee" shall mean any Person to whom any Holder or any Transferee thereof transfers Registrable Securities.

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

2.   Demand Registration.
     -------------------

     (a)  Underwritten Offering.  Prior to the date that is 120 days after the
          ---------------------
Effective Time (as defined in the Merger Agreement), at a time during such period designated by Blackstone, Public will use its best efforts to effect an underwritten offering of the Registrable Securities (the "Underwritten Offering") (which offering may also include, in the sole discretion of the Holders in consultation with the underwriter of such offering, the number of equity securities of Public which Public proposes to sell for its own account, but shall not include any other equity securities of Public held by persons other than the Holders). Blackstone, the other selling Holders and Public shall consult with one another prior to, and throughout, the registration and offering process to coordinate the timing of the proposed offering taking into consideration, among other things, the existence of any material business combination discussions that may be ongoing. Public shall have no obligation to price the Underwritten Offering at any time after the date that is 120 days after the Effective Time. Adequate procedures shall be used to ensure that all Holders shall have an opportunity to elect to have shares included in the Underwritten Offering.

     (b)  Request for Registration. In addition to the Underwritten Offering, at
          ------------------------
any time on or after the first anniversary of the Effective Time (as defined in the Merger Agreement), upon the written demand of Blackstone or, at any time after Blackstone has sold 75% of the Registrable Securities held by it immediately after the Effective Time without exercising such right, then upon the written demand of Geneseo (in either case, the "Requesting Party"), demanding that Public effect the registration under the Securities Act of all or part of the Registrable Securities and specifying the intended method of disposition thereof, Public will use its best efforts to effect the registration under the Securities Act of such Registrable Securities (which registration shall also include any Registrable Securities requested by the other Holders to be included in such registration request made by the Requesting Party). Prior to making such request, the Requesting Party shall notify the other Holders of its intent to make such request and afford such other Holders the opportunity to include Registrable Securities in such request. The Requesting Party, any other selling Holder and Public shall consult with one another prior to, and throughout, the registration process to coordinate the timing of the proposed offering, among other things with respect to the existence of any material business combination discussions that may be ongoing. Notwithstanding the foregoing, in no event shall Public have any obligation to effect an underwritten public offering under this Section 2(b) unless the amount of the Registrable Securities requested to be included in such offering would result in initial aggregate proceeds (determined at the time of the time of the initial filing of the registration statement relating thereto) in excess of $40,000,000.

     (c)  Registration Statement Form. If any registration requested pursuant to
          ---------------------------
this Section 2 which is proposed by Public to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise Public in writing that, in its opinion, the use of the type of disclosure required by another form of registration statement is of material importance to the success of such proposed offering, then Public shall cooperate with the managing underwriters to provide such disclosure as would be required by such other form. Public agrees to include in any registration statement all

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information which, in the reasonable opinion of counsel to the underwriters (if any) or the Requesting Holder, is required to be included.

     (d)  Effective Registration Statement. A registration requested pursuant to
          --------------------------------
this Section 2 shall not be deemed to have been effected:

          (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration statement, other than primarily as a result of acts or omissions of any selling Holder or any authorized agent thereof;

          (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity for any reason not attributable to any selling Holder or any of their Affiliates; or

          (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

     (e)  Priority in Requested Registrations.  If a requested registration
          -----------------------------------
pursuant to this Section 2 involves an underwritten offering (including the Underwritten Offering) and the managing underwriter (in consultation with the underwriter appointed by the Requesting Holder pursuant to Section 2(h) below) advises Public and the Holders in writing that, in its opinion, the number of equity securities requested to be included in such registration by the Holders exceeds the largest number of equity securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such equity securities can be sold, the number of such equity securities to be included in such registration shall be reduced to such extent, and Public shall include in such registration the number of equity securities as follows: (i) no less than 75% of the equity securities included in such registration shall be comprised of Registrable Securities requested to be included in such registration by Blackstone and TCW and (ii) the Registrable Securities of each Holder (other than Blackstone and TCW) to be included in such registration shall equal the lesser of (A) 25% of such Holder's pro rata portion of the shares owned by all of the Company Stockholders (as defined in the Merger Agreement) (other than Blackstone and TCW) immediately after the Effective Time, and (B) the number of Registrable Securities requested to be included in such registration by such Holder. To the extent that the number of Registrable Securities which Blackstone, TCW and the other Holders have requested to include is, in the aggregate, less than the number of equity securities which Public has been advised can be sold in such offering without having the adverse effect referred to above, then Public shall be entitled to include that number of equity securities which result in the underwritten offering not exceeding the maximum amount of equity securities that would cause the effect referred to above. After giving effect to the foregoing, any remaining capacity will be allocated first to Blackstone and TCW and thereafter to the other Holders. If any Holder advises the managing underwriter of any underwritten offering that the Registrable Securities and other equity securities covered by the registration statement cannot be sold in such offering within a price range acceptable to such Holder, then such Holder shall have the right to exclude its Registrable Securities from registration. The parties hereto acknowledge that the

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

holders of any equity securities of Public issued upon exercise of the Sprint Warrant do not have the right to include equity securities in any such registration made pursuant to this Section 2.

     (f)  Limitations on Registration on Request. Notwithstanding anything in
          --------------------------------------
this Section 2 to the contrary, the Holders shall be entitled to the Underwritten Offering pursuant to Section 2(a) and only one requested registration pursuant to Section 2(b), unless either (i) a registration so requested is not deemed to have been effected pursuant to Section 2(d) or (ii) the number of Registrable Securities included by Blackstone in such registration and sold pursuant thereto is less than 75% of the number of shares of Registrable Securities sought to be included by Blackstone in such registration.

     (g)  Expenses.  Public will pay all Registration Expenses in connection
          --------
with the registrations requested pursuant to this Section 2(e).

     (h)  Selection of Underwriters.  In the Underwritten Offering, and in any
          -------------------------
requested registration pursuant to Section 2(b) if the Requesting Holder requests that such registration shall be in the form of an underwritten offering, Public, in consultation with the Requesting Holder, shall have the right to select any investment banker and book-running manager to administer the offering and the Requesting Holder, in consultation with Public, shall have the right to select a co- manager (in each case, subject to the approval of the other party (such approval not to be unreasonably withheld)). Public and all participating Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements.

3.   Incidental Registration.
     -----------------------

     (a)  Rights to Include Registrable Securities. If Public proposes to
          ----------------------------------------
register (other than pursuant to Section 2 hereof) any of its equity securities under the Securities Act (other than a registration on Form S-8, S-4 or any successor or similar forms), whether or not for sale for its own account, then Public will each such time, subject to the provisions of Section 3(b) hereof, give prompt written notice to the Holders of its intention to do so and of Holders' rights under this Section 3, at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer the Holders the opportunity to include in such registration statement such number of Registrable Securities as each Holder may request. Upon the written request of any Holder made within 10 business days after the receipt of Public's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), Public shall use its best efforts to effect the proposed registration under the Securities Act of all Registrable Securities which Public has been so requested to register by such Holder to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten offering, any such Holder must sell its Registrable Securities to the underwriters selected by Public on the same terms and conditions as apply to Public (except that indemnification obligations of any such Holder shall be limited to those obligations set forth in Section 7 hereof) and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in

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

connection with such registration, Public shall determine for any reason not to register such securities, Public shall give written notice to each such Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 3(a) involves an underwritten public offering, any such Holder may elect, in writing no less than three days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 3 shall relieve Public of its obligations to effect registrations upon request under Section 2 hereof. Public will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

     (b)  Priority in Incidental Registrations.
          ------------------------------------

          (i) If a registration pursuant to this Section 3 involves an underwritten offering (other than as set forth in Section 3(b)(ii) below) and the managing underwriter advises Public in writing that, in its opinion, the number of equity securities (including all Registrable Securities) which Public, the Holders and any other persons intend to include in such registration exceeds the largest number of equity securities which can be sold without having an adverse effect on such offering, including the price at which such equity securities can be sold, the number of such equity securities to be included in such registration shall be reduced to such extent, and Public will include in such registration such maximum number of equity securities as follows: (A) first, all the equity securities Public proposes to sell for its own account in such registration and (B) second, to the extent that the number of equity securities which Public proposes to sell for its own account pursuant to Section 3(a) hereof is less than the number of equity securities which Public has been advised can be sold in such offering without having the adverse effect referred to above, Public shall include in such registration the number of equity securities determined as follows: (i) no less than 75% of the equity securities included in such registration shall be comprised of Registrable Securities requested to be included in such registration by Blackstone and TCW and (ii) the Registrable Securities of each Holder (other than Blackstone and TCW) to be included in such registration shall equal the lesser of (A) 25% of such Holder's pro rata portion of the shares owned by all of the Company Stockholders (other than Blackstone and TCW) immediately after the Effective Time, and (B) the number of Registrable Securities requested to be included in such registration by such Holder. To the extent that the number of Registrable Securities which Blackstone, TCW and the other Holders have requested to include is, in the aggregate, less than the number of equity securities which Public has been advised can be sold in such offering without having the adverse effect referred to above, then the number of such equity securities requested to be included in such registration by the holders thereof shall be limited to such extent and, subject to any rights of such holders, shall be allocated pro rata among all such holders on the basis of the relative number of such equity securities then held by each such holder; provided, that any such amount thereby allocated to any such holder that exceeds such holder's request shall be reallocated among the remaining requesting holders in like manner. After giving effect to the foregoing, any remaining capacity will be allocated first to Blackstone and TCW and thereafter to the other Holders.

          (ii) If any holder of Public Common Stock, Public Common Stock Equivalents or other equity securities of the Company other than Blackstone or Geneseo makes a requested or demand registration (the "Requesting Holder") and such requested or demand

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

registration involves an underwritten offering and the managing underwriter advises Public in writing that, in its opinion, the number of equity securities requested to be included in such registration (including Registrable Securities) exceeds the largest number of equity securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such equity securities can be sold, the number of such equity securities to be included in such registration shall be reduced to such extent, and Public shall include in such registration such maximum number of equity securities as follows: (A) first, the number of such equity securities requested to be included in such registration by the Requesting Holder and (B) second, to the extent that the number of equity securities which the Requesting Holder has requested to be included in such registration is less than the number of equity securities which Public has been advised can be sold in such offering without having the adverse effect referred to above, Public shall include in such registration the number of equity securities as follows: (i) no less than 75% of the equity securities included in such registration shall be comprised of Registrable Securities requested to be included in such registration by Blackstone and TCW and (ii) the Registrable Securities of each Holder (other than Blackstone and TCW) to be included in such registration shall equal the lesser of (A) 25% of such Holder's pro rata portion of the shares owned by all of the Company Stockholders (other than Blackstone and TCW) immediately after the Effective Time, and (B) the number of Registrable Securities requested to be included in such registration by such Holder. To the extent that the number of Registrable Securities which the Requesting Holder, Blackstone, TCW and the other Holders have requested to include is, in the aggregate, less than the number of equity securities which Public has been advised can be sold in such offering without having the adverse effect referred to above, then the number of such equity securities requested to be included in such registration by the holders thereof shall be limited to such extent and, subject to any rights of such holders, shall be allocated pro rata among all such holders on the basis of the relative number of such equity securities then held by each such holder; provided, that any such amount thereby allocated to any such holder that exceeds such holder's request shall be reallocated among the remaining requesting holders in like manner. After giving effect to the foregoing, any remaining capacity will be allocated first to Blackstone and TCW and thereafter to the other Holders.

4.   Holdback Agreements.
     -------------------

     (a)  Restrictions on Public Sale by the Holders.  If any registration of
          ------------------------------------------
Public Common Stock shall be in connection with an underwritten public offering to which each Holder has a right to include shares pursuant to Section 2 or 3 hereof, each Holder agrees not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such sale or distribution of other equity securities of Public or of any securities convertible into or exchangeable or exercisable for any other equity securities of Public (in each case, other than as part of such underwritten public offering) during the 15 days prior to, and during such period as the managing underwriter may request (not to exceed 90 days) beginning on, the closing date of the sale of the Public Common Stock pursuant to an effective registration statement, except as part of such registration.

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

     (b)  Restrictions on Public Sale by Public and Others.  If any registration
          ------------------------------------------------
of Public Registrable Securities shall be made in connection with an underwritten public offering, Public agrees (i) not to effect any public sale or distribution of any Public Common Stock, Public Common Stock Equivalents or other equity securities or of any security convertible into or exchangeable or exercisable for any Public Common Stock, Public Common Stock Equivalents or other equity securities of Public (other than in connection with an employee stock option or other benefit plan) during the 15 days prior to, and during the 90-day period beginning on, the closing date of the sale of the Registrable Securities pursuant to an effective registration statement (except as part of such registration) and (ii) that any agreement entered into after the date of this Agreement pursuant to which Public issues or agrees to issue any privately placed Public Common Stock, Public Common Stock Equivalents or other equity securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

     (c) In the event Blackstone distributes a portion or all of its shares of Public Common Stock pursuant to Section 7.21(c) of the Merger Agreement, the distributees of such shares shall not be subject to the restrictions set forth in this Section 4, nor shall such distributees be entitled to any further registration rights under this Agreement.

5.  Registration Procedures.  If and whenever Public is required to use its best
    -----------------------
efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, and in connection with the filing of the Public Shelf Registration Statement as provided in the Merger Agreement, Public will, as expeditiously as possible:

     (a) in the case of a registration as provided in this Agreement, use its best efforts to prepare and file with the SEC within 30 days after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which Public then qualifies or which counsel for Public shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective as promptly as practicable, subject to the right of Blackstone to defer Public's request for the acceleration of effectiveness of any such registration statement as may be necessary to accommodate the anticipated timetable for such offering; provided that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, Public will (i) furnish to the selling Holders copies of the form of preliminary prospectus proposed to be filed and furnish to counsel of the selling Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and shall not be filed without the approval of such counsel (which approval shall not be unreasonably withheld) and (ii) notify the selling Holders of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered; and, in the case of the Public Shelf Registration Statement, in the event that Public was not permitted by the SEC to include in the S-4 Registration Statement a re-offering prospectus (which shall include a description of the plan of distribution for the Registrable Securities) covering the resale from time to time of the Registrable Securities, then Public shall file such re-offering prospectus as a post-effective amendment to the S-4 Registration Statement promptly after the Effective

Time (as defined in the Merger Agreement), but in no event later than 15 days after the Effective Time, and use all reasonable efforts to keep the Public Shelf Registration Statement (as defined in the Merger Agreement) effective until the earliest to occur of: (i) such date as all of the Registrable Securities have been resold, (ii) such time as all of the Registrable Securities can be resold pursuant to Rule 144(k) under the Securities Act and (iii) the third anniversary of the Effective Time.

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) promptly furnish to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all financial statements, schedules and exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, copies of any correspondence with the SEC or its staff relating to the registration statement and such other documents as any Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities;

     (d) use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any Holder or each underwriter, if any, reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities; provided that Public will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (e) immediately notify the selling Holders (the facts prompting which notification the selling Holders shall keep confidential) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to Public's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Public will promptly prepare and furnish to the selling Holders a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (f) use its best efforts to prevent the issuance of and obtain the withdrawal of any stop order suspending the effectiveness of a registration statement relating to the Registrable Securities or of any order preventing or suspending the use of any preliminary or final prospectus at the earliest practicable moment;

     (g) if requested by the managing underwriter or underwriters or any Holder, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and each applicable selling Holder agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

     (h) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of the Registrable Securities to the underwriters;

     (i) use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange or quotation system, and on each securities exchange or quotation system on which similar securities issued by Public are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

     (j) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as a selling Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification and supporting Holders' efforts to execute block trades with institutional buyers, including without limitation, making appropriate members of senior management of Public available (subject to consulting with them in advance as to schedule) for customary participation in telephonic, in-person conferences or "road show" presentations to potential investors;

     (k) make available for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Public and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Public's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement;

     (l) use its best efforts to obtain (i) an opinion or opinions of counsel to Public and (ii) a "cold comfort" letter or letters from Public's independent public accountants in customary form and covering such matters of the type customarily covered by opinions and "cold comfort" letters as the selling Holders or the underwriter requests;

     (m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, within the required time periods, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto;

     (n) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the selling Holders and to the managing underwriters, if any, make Public's representatives available for discussion of such document and give due consideration to changes in such document prior to the filing thereof as counsel for the selling Holders may propose;

     (o) promptly notify the selling Holders, counsel for the selling Holders and the managing underwriter or agent, (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

     (p) cooperate with the selling Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with or any other securities exchange and/or the NASD;

     (q) in the case of a Public Shelf Registration Statement, upon the occurrence or any event contemplated by clause (e) above, prepare and file with the SEC a post-effective amendment to the Public Shelf Registration Statement or a supplement to the prospectus or any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

     (r) in the case of a Public Shelf Registration Statement, promptly notify the selling Holders, counsel for the selling Holders and any managing underwriter or agent and confirm the notice in writing, (i) when the Public Shelf Registration Statement, or any post-effective amendment to the Public Shelf Registration Statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the Public Shelf Registration Statement or amend or supplement the prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Public Shelf Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Public Shelf Registration Statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes and (v) of Public's reasonable determination that a post-effective amendment to the Public Shelf Registration Statement would be appropriate.

     It shall be a condition precedent to the obligation of Public to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Holder that such Holder shall furnish to Public such information regarding the Registrable Securities held by such Holder and the intended method of disposition thereof as Public shall reasonably request in connection with such registration.

     Each Holder agrees that, upon receipt of any notice from Public of the happening of any event of the kind described in Section 5(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder receives the copies of the prospectus supplement or amendment contemplated by
Section 5(e) hereof, and, if so directed by Public, such Holder will deliver to Public (at Public's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Public shall give any such notice, the period mentioned in Section 5(b) hereof shall be extended by the greater of (i) three months or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(e) hereof to and including the date when such Holder shall have received the copies of the prospectus supplement or amendment contemplated by
Section 5(e) hereof.

6.   Indemnification.
     ---------------

     (a) Indemnification by Public. In the event of any registration of any
         -------------------------
Registrable Securities under the Securities Act pursuant to Section 2 or 3 hereof, and in connection with the registration of Registrable Securities under the Public Shelf Registration Statement pursuant to the terms of the Merger Agreement, Public will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each Holder, their directors and officers, employees, stockholders, general partners, limited partners, members, advisory directors, managing directors (and directors, officers, stockholders, general partners, limited partners, members, advisory directors, managing directors and controlling persons thereof), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with any Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with Public's consent) to which such Holder, any such director, or officer, employee, stockholder, general or limited partner, member, or advisory or managing director or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon

(i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which they are made), and Public will reimburse each Holder and each such director, officer, employee, general partner, limited partner, advisory director, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending such loss, claim, liability, action or proceeding; provided that Public shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Public through an instrument duly executed by such Holder or any such director, officer, employee, general or limited partner, managing director or underwriter specifically stating that it is for use in the preparation thereof; provided, further, however, that Public shall not be required to indemnify any such indemnified Person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final prospectus or any amendment or supplement thereto and the final prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by such indemnified Person resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from such indemnified Person and it is established in the related proceeding that such indemnified Person failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by Public with this Section 6 or as a result of the failure of Public to provide such final prospectus.

     (b) Indemnification by Holders and Underwriters. Each Holder and any
         -------------------------------------------
underwriter will, and they hereby do, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) Public and its directors, officers, employees, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the consent of the applicable Holder and any underwriter) to which Public and its directors, officers, employees, controlling persons or any other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which they are made), and the applicable Holder and any underwriter will reimburse Public and its directors, officers, employees, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending such loss, claim, liability, action or proceeding; provided that any Holder and any underwriter shall only be liable in any such case if any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Public through an instrument duly executed by such Holder or any such underwriter specifically stating that it is for use in the preparation thereof; provided, further, however, that such Holder or underwriter shall not be required to indemnify Public if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final prospectus or any amendment or supplement thereto and the final prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by Public resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from Public and it is established in the related proceeding that Public failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Holder or any underwriter with this Section 6 or as a result of the failure of the Holder or any underwriter to provide such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Public or any such director, officer, employee or controlling person. No Holder shall be liable under this Section 6 for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Holder.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party
         ----------------------
hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 6, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties exists or the indemnifying party is not adequately defending such action or proceeding. An indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to all indemnified parties of a release from all liability in respect to such claim or litigation, (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on such indemnified party or (iii) does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim.

     (d) Contribution. If the indemnification provided for in this Section 6 is
         ------------
unavailable to an indemnified party under Section 6(a) or Section 6(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, and the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 6(a) and 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     Public and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Other Indemnification. Indemnification similar to that specified in
         ---------------------
Sections 6(a) and 6(b) (with appropriate modifications) shall be given by Public and each Holder with respect to any required registration or other qualification of securities under any law or with any governmental authority other than as required by the Securities Act.

     (f) Non-Exclusivity. The obligations of the parties under this Section 6
         ---------------
shall be in addition to any liability which any party may otherwise have to any other party.

     (g) Indemnification Payments. The indemnification and contribution required
         ------------------------
by Sections 6(a), 6(b) and 6(d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

7.   Information to be Furnished by the Holders.  Each Holder shall furnish to
     ------------------------------------------
Public such information as Public may reasonably request and as shall be required in connection with the registration and related proceedings referred to herein.

8.   Miscellaneous.
     -------------

     (a) Remedies. Public and each Holder acknowledge and agree that in the
         --------
event of any breach of this Agreement by any of them, the Holders and Public would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

     (b) Entire Agreement. This Agreement and the Stockholders Agreement, dated
         ----------------
as of the date hereof, among Public and the Holders (the "Stockholders Agreement") constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof (other than the Stockholders Agreement).

     (c) Notices. Any notice, request, instruction or other document to be given
         -------
hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other delivery service, to the address of the party set forth below or to such other address as the party to whom notice is to be given may provide in a written notice to Public, a copy of which written notice shall be maintained on file with the Secretary of Public.

                    (i)    If to Public, to:

                           AirGate PCS, Inc.
                           Harris Tower
                           233 Peachtree Street, Suite 1700
                           Atlanta, Georgia  30303
                           Facsimile:  (404) 832-2237
                           Attention:  Barbara L. Blackford

                           With a copy to:

                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois 60601
                           Phone:(312) 558-5699
                           Facsimile:   (312) 558-5700
                           Attention:   Robert F. Wall
                                        R. Cabell Morris, Jr.

                    (ii)   If to Blackstone, to:

                           c/o The Blackstone Group
                           345 Park Avenue, 31/st/ Floor
                           New York, NY 10154
                           Facsimile:   (212) 583-5722
                           Attention:  Michael S. Chae

                           With a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Facsimile: (212) 455-2502
                           Attention: Wilson S. Neely

                           and

                           TCW/Crescent Mezzanine, LLC
                           11100 Santa Monica Boulevard, Suite 2000
                           Los Angeles, CA 90025
                           Facsimile: (310) 235-5967
                           Attention: John C. Rocchio

               With a copy to:

               O'Melveny & Myers LLP
               400 South Hope Street
               Los Angeles, CA 90072-2899
               Facsimile: (213) 430-6407
               Attention: Kathryn Sanders

        (iii)  If to any of the Holders, to:

               c/o Alan Anderson
               111 E. First Street
               Geneseo, Illinois 61254
               Facsimile:  (309) 944-4406

               With a copy to:

               Mayer Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603
               Facsimile:  (312) 701-7711
               Attention:  Paul Theiss
                           Robert J. Wild

       (d)  Governing Law. This Agreement shall be governed by, construed and
            -------------
enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "Delaware Courts"), for any litigation arising out of or relating to this Agreement (and agrees not to commence any litigation relating thereto except in such Delaware Courts), consents to service of process by notice as provided in Section 9(c) of this Agreement, waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

       (e) MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO
           ---------------------------
TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

       (f) Severability. The invalidity, illegality or unenforceability of one
           ------------
or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

       (g)  Other Agreements. Nothing contained in this Agreement shall be
            ----------------
deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of Public imposed by, any other agreement.

       (h)  Successors; Assigns; Transferees. The provisions of this Agreement
            --------------------------------
shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders shall also be for the benefit of and enforceable by any Transferee or subsequent holder of Registrable Securities, subject to the provisions contained herein.

       (i)  Amendments, Waivers. This Agreement may not be amended, modified or
            -------------------
supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by Public and each of the Holders.

       (j)  Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

       (k)  Limited Liability. Notwithstanding any other provision of this
            -----------------
Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory director, or managing directors, if any, of any such Holder shall have any personal liability for performance of any obligation of such Holder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners or managing directors to such Holder.

       (l)  Adjustments Affecting Registrable Securities. Public will not take
            --------------------------------------------
any action, or permit any change to occur, with respect to the Registrable Securities which would (i) adversely affect the ability of any Holder to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) adversely affect the marketability of such Registrable Securities in any such registration.

       (m)  Rule 144. If Public is subject to the requirements of Section 13, 14
            --------
or 15(d) of the Exchange Act, Public covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if Public is not required to file such reports, it will, upon the request of Blackstone, make publicly available such information) and it will take such further action as any Holder may reasonably request, so as to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, Public will deliver to such Holder a written statement as to whether it has complied with such requirements.

       (n)  Other Registration Rights.
            -------------------------

            (i) Public covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of Public Common Stock or Public Common Stock Equivalents or other equity securities to any person unless the Holders shall be entitled to have included in any registration effected (A) pursuant to Section 2 hereof, all Registrable Securities requested by it to be so included prior to the inclusion of any securities requested to be registered by the persons entitled to any such other registration rights pursuant to any provision providing registration rights comparable to those contained in Section 3 hereof and (B) pursuant to Section 3 hereof, all Registrable Securities requested by such Holder to be so included
(I) prior to the inclusion of any securities requested to be registered by the persons entitled to any such other registration rights pursuant to any provision providing incidental registration rights comparable to those contained in
Section 3 hereof and (II) with respect to any Requesting Holder, pro rata with the inclusion of any securities requested to be registered by such Requesting Holder as provided for in Section 3(b)(ii).

            (ii) If Public at any time grants to any other holders of Public Common Stock, Public Common Stock Equivalents or other equity securities of Public any rights to request Public to effect the registration (whether requested or incidental) under the Securities Act of any such securities on any terms more favorable to such holders than the terms set forth in this Agreement, the terms of this Agreement shall, at the request of any Holder, be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

            (iii) Public covenants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders in this Agreement.

            (iv) Public covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of Public Common Stock or Public Common Stock Equivalents or other equity securities to any Person pursuant to any provision providing registration rights comparable to those contained in Section 2 hereof without providing that the exercise of such rights will only be permitted following the consummation of an underwritten public offering by Blackstone.

            (v) Each Holder acknowledges that, in connection with Public's issuance of warrants to Lucent Technologies, Inc. ("Lucent"), Public and Lucent entered into the Warrant Registration Rights Agreement, dated as of August 16, 1999, which provides for, among other things, the right of Lucent to register up to 90,578 shares issued to it upon exercise of the Warrant. The Holders acknowledge that such registration rights may, among other things, entitle Lucent to participate in an offering requested hereby and affect the priority of registration as set forth herein.

       (o)  Headings. The headings and captions contained herein are for
            --------
convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                    AIRGATE PCS, INC.


                                    By:______________________________
                                    Name:
                                    Title:


                                    GENESEO COMMUNICATIONS, INC.

                                    By:______________________________
                                    Name:
                                    Title:


                                    CAMBRIDGE TELCOM, INC.

                                    By:______________________________
                                    Name:
                                    Title:


                                    CASS COMMUNICATIONS, INC.

                                    By:______________________________
                                    Name:
                                    Title:

                              TECHNOLOGY GROUP, LLC

                              By:_________________________________
                              Name:
                              Title:


                              MONTROSE MUTUAL PCS, INC.

                              By:_________________________________
                              Name:
                              Title:


                              GRIDLEY ENTERPRISES, INC.

                              By:_________________________________
                              Name:
                              Title:



                              ____________________________________
                              Timothy M. Yager



                              ____________________________________
                              Kelly M. Yager

                              BLACKSTONE ices CAPITAL PARTNERS L.P.

                              By: Blackstone Media Management Associates III, L.L.C., as its General Partner

                              By:______________________________________________
                              Name:
                              Title:


                              BLACKSTONE/iPCS L.L.C.

                              By:______________________________________________
                              Name:
                              Title:


                              BLACKSTONE COMMUNICATIONS PARTNERS I L.P.

                              By:  Blackstone Communications Management
                              Associates I L.L.C., as its General Partner

                              By:______________________________________________
                              Name:
                              Title:

                              TCW/CRESCENT MEZZANINE PARTNERS II, L.P.,
                              TCW/CRESCENT MEZZANINE TRUST II

                              By:  TCW/Crescent Mezzanine II L.P., as its
                              General  Partner or Managing Owner

                              By: TCW/Crescent Mezzanine L.L.C., as its General Partner

                              By:_______________________________________________
                              Name:
                              Title:


                              TCW SHARED OPPORTUNITY FUND II, L.P.

                              By: TCW Investment Management Company, as its Investment Manager

                              By:_______________________________________________
                              Name:
                              Title:

                              By:_______________________________________________
                              Name:
                              Title:


                              SHARED OPPORTUNITY ILB, L.L.C.

                              By:  TCW Asset Management Company, as its
                              Investment Adviser

                              By:_______________________________________________
                              Name:
                              Title:

                              By:_______________________________________________
                              Name:
                              Title:

                              TCW SHARED OPPORTUNITY FUND III, L.P.

                              By:  TCW Asset Management Company, as its
                              Investment Adviser

                              By:______________________________________________
                              Name:
                              Title:

                              By:______________________________________________
                              Name:
                              Title:


                              TCW LEVERAGED INCOME TRUST, L.P.

                              By: TCW Advisers (Bermuda), Ltd., as its General Partner

                              By:______________________________________________
                              Name:
                              Title:

                              By: TCW Investment Management Company, as its Investment Adviser

                              By:______________________________________________
                              Name:
                              Title:

                              TCW LEVERAGED INCOME TRUST II, L.P.

                              By:  TCW (LINC II), L.P. as its General Partner

                              By: TCW Advisers (Bermuda), Ltd., as its General Partner

                              By:______________________________________________
                              Name:
                              Title:


                              By: TCW Investment Management Company, as its Investment Adviser

                              By:______________________________________________
                              Name:
                              Title:


                              TCW LEVERAGED INCOME TRUST IV, L.P.

                              By:  TCW Asset Management Company, as its
                              Investment Adviser

                              By:______________________________________________
                              Name:
                              Title:


                              By:  TCW (LINC IV), L.L.C., as its General Partner

                              By: TCW Asset Management Company, as its Managing Partner

                              By:_______________________________________________
                              Name:
                              Title:

                              By:_______________________________________________
                              Name:
                              Title: